Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of SFN Group, Inc. (the “Company”) on Form 10-K for the period ending December 27, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Roy G. Krause, President and Chief Executive Officer of the Company, and Mark W. Smith, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROY G. KRAUSE
Roy G. Krause
President and Chief Executive Officer
March 3, 2010

/s/ MARK W. SMITH
Mark W. Smith
Executive Vice President and Chief Financial
Officer
March 3, 2010